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                                                                   EXHIBIT 23.1



                           CONSENT OF INDEPENDENT AUDITORS


    We consent to the incorporation by reference in this Registration Statement of Suiza Foods Corporation on Form S-4 of our report dated February 18, 1997, appearing in the Annual Report on Form 10-K of Suiza Foods Corporation for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


Deloitte & Touche LLP
Dallas, Texas
June 20, 1997